UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of
The Securities Exchange Act of 1934

Date of Report: June  9, 2005
(Date of earliest event reported)

McKesson Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-13252	94-3207296

(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

McKesson Plaza, One Post Street, San Francisco, CA	94104

(Address of principal executive offices)	(Zip Code)

(415) 983-8300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 8.01 Other Events
SIGNATURES
EXHIBIT 99.1

Item 8.01 Other Events

By order dated May 20, 2005 and received by the Company on May 25, 2005, Judge Ronald M. Whyte denied “without prejudice” preliminary approval of the previously announced proposed settlement of the consolidated class action pending in the U.S. District Court for the Northern District of California. The order expressed the court’s objection to two non-monetary provisions of the settlement. The Company is working with Lead Plaintiff in the action in an effort to fully address and resolve the court’s objections.

(c)	Exhibits

EXHIBIT NUMBER	DESCRIPTION
99.1	Order Denying Preliminary Approval of Class Action Settlement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McKesson Corporation (Registrant)

Date: June 9, 2005	By:	/s/ Ivan D. Meyerson

Ivan D. Meyerson Executive Vice President, General Counsel and Secretary